Assets held for sale and discontinued operations	12 Months Ended
Dec. 31, 2020
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Assets held for sale and discontinued operations
12. Assets held for sale and discontinued operations

In July 2019, the Group announced the proposed sale of its Kantar business to Bain Capital. On 5 December 2019 the first stage of the transaction completed, consisting of approximately 90% of the Kantar group, with consideration of £2,140.2 million after tax and disposal costs. The sale involved the Group disposing of the Kantar business and holding 40% equity stakes post-transaction which are treated as associates. This generated a pre-tax gain of £73.8 million, tax charge of £157.4 million and goodwill impairment of £94.5 million for the Group.
In 2020, the remaining
stages of the transaction completed with total consideration of £
2
36.1
 million after tax and disposal costs. This generated a pre-tax gain of £10.0 million and a tax charge of £1.9 million.

Under IFRS 5 Non-current Assets Held for Sale and Discontinued Operations where certain conditions are met, an asset or disposal group that has been put up for sale should be recognised as “held for sale”. The criterion was met on 9 July 2019, following Board approval of the disposal of Kantar to Bain Capital, representing the date at which the appropriate level of management was committed to a plan to sell the disposal group. The Kantar disposal group therefore became held for sale on this date.

The Kantar group is classified as a discontinued operation in 2019 and 2020 under IFRS 5, as it forms a separate major line of business and there was a single co-ordinated plan to dispose of it.

Results of the discontinued operations, which have been included in profit for the year, were as follows:

	2020 £m	2019 £m	2018 £m
Revenue	107.4	2,387.5	2,555.7
Costs of services	(92.3)	(1,951.5)	(2,104.4)
Gross profit	15.1	436.0	451.3
General and administrative costs	(4.4)	(151.7)	(257.8)
Operating profit	10.7	284.3	193.5
Share of results of associates	–	6.5	13.0
Profit before interest and taxation	10.7	290.8	206.5
Finance and investment income	0.1	3.6	5.4
Finance costs	(0.3)	(17.3)	(9.7)
Revaluation and retranslation of financial instruments	–	(9.4)	3.5
Profit before taxation	10.5	267.7	205.7
Attributable tax expense	(2.2)	(78.8)	(67.9)
Profit after taxation	8.3	188.9	137.8

Goodwill impairment on classification as held for sale 1	–	(94.5)	–
Gain on sale of discontinued operations	10.0	73.8	–
Attributable tax expense on sale of discontinued operations	(1.9)	(157.4)	–

Net gain attributable to discontinued operations	16.4	10.8	137.8

Attributable to
Equity holders of the parent	6.5	(3.8)	126.4
Non-controlling interests²	9.9	14.6	11.4
	16.4	10.8	137.8

Notes
1	In 2019, goodwill impairment of £94.5 million arose from the assessment of fair value less costs to sell under IFRS 5.
2	In 2020, non-controlling interests includes £9.3 million recognised on the disposal of Kantar within WPP Scangroup, a 56% owned subsidiary of the Group.

For the year ended 31 December 2020, the Kantar group contributed £30.8 million (2019: £322.9 million, 2018: £292.5 million) to the Group’s net operating cash flows, paid £0.9 million (2019: £53.2 million, 2018: £59.5 million) in respect of investing activities and paid £0.7 million (2019: £27.2 million, 2018: £7.9 million) in respect of financing activities.

The gain on sale of discontinued operations disposed by 31 December 2020 is calculated as follows:

	2020 £m	2019 £m
Intangible assets (including goodwill)	162.5	2,410.0
Property, plant and equipment	15.1	115.7
Right-of-use assets	27.2	103.5
Interests in associates and joint ventures	4.6	92.3
Other investments	–	11.5
Deferred tax assets	6.1	44.1
Corporate income tax recoverable	16.9	49.8
Trade and other receivables	170.3	748.8
Cash and cash equivalents	32.2	324.9
Trade and other payables	(141.6)	(839.8)
Corporate income tax payable	(5.6)	(48.2)
Lease liabilities	(23.2)	(106.3)
Deferred tax liabilities	(1.3)	(98.6)
Provisions for post-employment benefits	(7.9)	(26.7)
Provisions for liabilities and charges	(0.6)	(22.4)
Net assets	254.7	2,758.6

Non-controlling interests	(6.1)	(19.1)
Net assets excluding non-controlling interests	248.6	2,739.5

Consideration received in cash and cash equivalents	240.9	2,352.1
Re-investment in equity stake 1	–	231.7
Transaction costs	(4.5)	(56.1)
Deferred consideration 2	1.6	1.6
Total consideration received	238.0	2,529.3

Loss on sale before exchange adjustments	(10.6)	(210.2)
Exchange adjustments recycled to the income statement	20.6	284.0
Gain on sale of discontinued operation	10.0	73.8

Notes
1	Re-investment in equity stake represents the value of the Group’s 40% stake in the new Kantar group as part of the disposal.
2
Deferred consideration in 2019 is made up of £79.6 million expected to be received in future periods on the satisfaction of certain conditions and the deferral of £78.0 million consideration against services the Group will supply to Kantar on favourable terms in the future. The conditions expected to be met in the future include the settlement of ongoing legal cases, realisation of the value of certain investments and the utilisation of certain tax losses and allowances. There was uncertainty at the date of disposal in regard to the ultimate resolution of these items and estimates of amounts due to be received were required to be made; there were no individually material estimates. Future services provided by the Group to Kantar arose through the negotiation of Transition Service Arrangements, as is customary for a disposal of this magnitude. The Group will support Kantar for a period of up to four years, primarily in the area of IT, on terms which are favourable to the disposal group. As such, an element of consideration has been deferred and will be recognised as the services are provided.